Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aegis Communications Group, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Ferry, the Chief Executive Officer of the Company, certify, to the best of my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of the dates and for the periods expressed in the Report.

/s/ Richard Ferry

Richard Ferry
President, and Chief Executive Officer
December 2, 2004

Note:  This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aegis Communications Group, Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kannan Ramasamy, Chief Operating Officer and the person performing the functions of Chief Financial Officer of the Company, certify, to the best of my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Kannan Ramasamy

Kannan Ramasamy
Chief Operating Officer and the person performing the functions of the Chief Financial Officer
December 2, 2004

Note:  This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.